[CREDIT ACCEPTANCE LOGO]                                            EXHIBIT 99.1
                          CREDIT ACCEPTANCE CORPORATION
                         CONSOLIDATED INCOME STATEMENTS
                  (Dollars in thousands, except per share data)


                                                               Q1 02              Q2 02              Q3 02               Q4 02
                                                            ------------       ------------       ------------        ------------
REVENUE
 Finance charges                                            $     24,885       $     25,522       $     24,018        $     23,319
 Ancillary product income                                          3,599              3,820              5,500               3,518
 Lease revenue                                                     5,159              4,428              3,614               2,900
 Premiums earned                                                   1,440              1,054              1,001               1,017
 Other income                                                      3,775              3,765              8,535               3,465
                                                            ------------       ------------       ------------        ------------
  Total revenue                                                   38,858             38,589             42,668              34,219
                                                            ------------       ------------       ------------        ------------

COSTS AND EXPENSES
 Salaries and wages                                                7,504              7,448              7,184               6,906
 General and administrative                                        5,717              6,383              5,789               6,662
 Provision for credit losses                                       3,515              3,562              8,896               7,962
 Sales and marketing                                               1,781              1,809              1,954               2,079
 Interest                                                          2,305              2,457              2,364               1,932
 Stock-based compensation expense                                    482                565                535                 490
 United Kingdom asset impairment expense                              --                 --                 --                  --
 Other expense                                                     3,504              3,136              2,841               2,049
                                                            ------------       ------------       ------------        ------------
  Total costs and expenses                                        24,808             25,360             29,563              28,080
                                                            ------------       ------------       ------------        ------------

OPERATING INCOME                                                  14,050             13,229             13,105               6,139

 Foreign exchange gain (loss)                                         16                 11                (25)                 (2)
                                                            ------------       ------------       ------------        ------------
 Income before provision for income taxes                         14,066             13,240             13,080               6,137

 Provision for income taxes                                        7,869              4,774              4,468               1,047
                                                            ------------       ------------       ------------        ------------

                                                            ------------       ------------       ------------        ------------
NET INCOME                                                  $      6,197       $      8,466       $      8,612        $      5,090
                                                            ============       ============       ============        ============

Net income per common share:
 Basic                                                      $       0.15       $       0.20       $       0.20        $       0.12
 Diluted                                                    $       0.14       $       0.19       $       0.20        $       0.12
Weighted average shares outstanding:
 Basic                                                        42,437,481         42,535,312         42,363,895          42,371,316
 Diluted                                                      43,497,889         43,821,716         43,122,046          42,852,646




                                                         Q1 03           Q2 03          Q3 03            Q4 03            Q1 04
                                                     ------------    ------------    ------------     ------------     ------------
REVENUE
 Finance charges                                     $     24,256    $     26,431    $     25,770     $     26,668     $     29,754
 Ancillary product income                                   5,733           4,233           4,369            5,062            2,867
 Lease revenue                                              2,336           1,784           1,251            1,061              647
 Premiums earned                                              755             757             734              740              544
 Other income                                               3,849           2,767           3,738            3,494            3,983
                                                     ------------    ------------    ------------     ------------     ------------
  Total revenue                                            36,929          35,972          35,862           37,025           37,795
                                                     ------------    ------------    ------------     ------------     ------------

COSTS AND EXPENSES
 Salaries and wages                                         8,517           8,687           7,879            8,572            8,796
 General and administrative                                 5,484           5,198           4,679            4,673            5,507
 Provision for credit losses                                4,188           2,863           2,303            1,105           15,068
 Sales and marketing                                        2,177           2,483           1,886            1,948            2,543
 Interest                                                   1,596           1,401           2,267            2,793            2,600
 Stock-based compensation expense                             375           1,428           1,027              753              567
 United Kingdom asset impairment expense                       --          10,493              --               --               --
 Other expense                                              1,647           1,376           1,182              551              457
                                                     ------------    ------------    ------------     ------------     ------------
  Total costs and expenses                                 23,984          33,929          21,223           20,395           35,538
                                                     ------------    ------------    ------------     ------------     ------------

OPERATING INCOME                                           12,945           2,043          14,639           16,630            2,257

 Foreign exchange gain (loss)                                  15              14          (1,066)          (1,730)             151
                                                     ------------    ------------    ------------     ------------     ------------
 Income before provision for income taxes                  12,960           2,057          13,573           14,900            2,408

 Provision for income taxes                                 4,367           1,049           4,755            5,138              878
                                                     ------------    ------------    ------------     ------------     ------------

                                                     ------------    ------------    ------------     ------------     ------------
NET INCOME                                           $      8,593    $      1,008    $      8,818     $      9,762     $      1,530
                                                     ============    ============    ============     ============     ============

Net income per common share:
 Basic                                               $       0.20    $       0.02    $       0.21     $       0.23     $       0.04
 Diluted                                             $       0.20    $       0.02    $       0.20     $       0.22     $       0.04
Weighted average shares outstanding:
 Basic                                                 42,328,841      42,321,170      42,315,027       42,040,063       39,791,700
 Diluted                                               42,407,981      42,868,265      43,959,924       43,958,520       42,159,338





NOTE: Certain amounts have been reclassified to conform to the 2004 presentation.

[CREDIT ACCEPTANCE LOGO]                                            EXHIBIT 99.1
                          CREDIT ACCEPTANCE CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                       3/31/2002            6/30/2002            9/30/2002           12/31/2002
                                                       ---------            ---------            ---------           ----------
                  ASSETS
         Cash and cash equivalents                     $  19,580            $  20,694            $  12,443            $  13,466
       Investments -- held to maturity                       176                  175                  175                  173

              Loans receivable                           781,067              790,798              789,788              772,614
         Allowance for credit losses                     (14,917)             (15,223)             (17,568)             (20,991)
                                                       ---------            ---------            ---------            ---------
            Loans receivable, net                        766,150              775,575              772,220              751,623

            Notes receivable, net                          5,344                4,842                4,289                3,899
Lines of credit and floorplan receivables, net            11,417               11,441                9,464                8,105
     Investment in Operating Leases, net                  35,612               29,246               23,222               17,879
         Property and equipment, net                      19,649               19,802               20,532               19,951
           Income taxes receivable                            --                   --                   --                   --
                Other assets                              11,793               10,138               11,873               11,735
                                                       ---------            ---------            ---------            ---------

                TOTAL ASSETS                           $ 869,721            $ 871,913            $ 854,218            $ 826,831
                                                       =========            =========            =========            =========

                LIABILITIES
              Lines of credit                          $  67,403            $  91,272            $  96,811            $  43,555
             Secured financing                           108,364               65,101               30,257               58,153
              Mortgage note                                6,740                6,562                6,381                6,195
         Capital lease obligations                            --                  556                1,029                1,938
  Accounts payable and accrued liabilities                37,412               37,402               32,496               28,341
            Dealer holdbacks, net                        331,791              340,492              349,088              347,040
          Deferred income taxes, net                      12,237               17,331               16,618               10,058
            Income taxes payable                           7,125                5,781                2,489                6,094
                                                       ---------            ---------            ---------            ---------

             TOTAL LIABILITIES                           571,072              564,497              535,169              501,374
                                                       ---------            ---------            ---------            ---------

           SHAREHOLDERS' EQUITY
               Common stock                                  422                  417                  417                  423
              Paid-in capital                            129,317              124,322              124,693              124,772
             Retained earnings                           176,691              185,158              193,770              198,858
 Accumulated other comprehensive income (loss)
     - cumulative translation adjustment                  (7,781)              (2,481)                 169                1,404
                                                       ---------            ---------            ---------            ---------
             TOTAL S.H. EQUITY                           298,649              307,416              319,049              325,457
                                                       ---------            ---------            ---------            ---------

         TOTAL LIAB. & S.H. EQUITY                     $ 869,721            $ 871,913            $ 854,218            $ 826,831
                                                       =========            =========            =========            =========


                                                       3/31/2003        6/30/2003        9/30/2003       12/31/2003      3/31/2004
                                                       ---------        ---------        ---------       ----------      ---------
                  ASSETS
         Cash and cash equivalents                     $   6,372        $  22,068        $  15,450        $  36,044      $  17,595
       Investments -- held to maturity                        99              456            9,789               --

              Loans receivable                           813,991          853,139          871,900          875,417        956,867
         Allowance for credit losses                     (22,929)         (24,461)         (14,883)         (17,615)       (34,521)
                                                       ---------        ---------        ---------        ---------      ---------
            Loans receivable, net                        791,062          828,678          857,017          857,802        922,346

            Notes receivable, net                          2,809            2,074            2,076            2,090          3,776
Lines of credit and floorplan receivables, net             6,349            5,781            5,210            4,472          3,458
     Investment in Operating Leases, net                  13,199            9,328            6,364            4,447          2,840
         Property and equipment, net                      20,057           18,355           18,294           18,503         18,598
           Income taxes receivable                            --               --               --            5,795            251
                Other assets                              10,427           11,440           11,179           14,627         13,973
                                                       ---------        ---------        ---------        ---------      ---------

                TOTAL ASSETS                           $ 850,374        $ 898,180        $ 925,379        $ 943,780      $ 982,837
                                                       =========        =========        =========        =========      =========

                LIABILITIES
              Lines of credit                          $  55,627        $   8,305        $      --        $      --      $  66,200
             Secured financing                            32,904          100,000          100,000          100,000         83,434
               Mortgage note                               6,005            5,813            5,618            5,418          5,216
         Capital lease obligations                         1,727            1,538            1,258            1,049          1,608
  Accounts payable and accrued liabilities                31,428           33,034           33,858           33,117         35,284
            Dealer holdbacks, net                        371,509          397,682          420,759          423,861        466,779
          Deferred income taxes, net                       8,762            4,010           17,048           22,770         14,972
            Income taxes payable                          10,826           11,700            2,538               --             --
                                                       ---------        ---------        ---------        ---------      ---------

             TOTAL LIABILITIES                           518,788          562,082          581,079          586,215        673,493
                                                       ---------        ---------        ---------        ---------      ---------

           SHAREHOLDERS' EQUITY
               Common stock                                  423              422              422              421            392
              Paid-in capital                            123,385          124,446          123,477          125,078         75,538
             Retained earnings                           207,451          208,459          217,277          227,039        228,569
 Accumulated other comprehensive income (loss)
     - cumulative translation adjustment                     327            2,771            3,124            5,027          4,845
                                                       ---------        ---------        ---------        ---------      ---------
             TOTAL S.H. EQUITY                           331,586          336,098          344,300          357,565        309,344
                                                       ---------        ---------        ---------        ---------      ---------

         TOTAL LIAB. & S.H. EQUITY                     $ 850,374        $ 898,180        $ 925,379        $ 943,780      $ 982,837
                                                       =========        =========        =========        =========      =========



NOTE: Certain amounts have been reclassified to conform to the 2004 presentation.

[CREDIT ACCEPTANCE LOGO]                                            EXHIBIT 99.1
                          CREDIT ACCEPTANCE CORPORATION
                         UNITED STATES INCOME STATEMENTS
                  (Dollars in thousands, except per share data)

                                                     Q1 02                 Q2 02                Q3 02                 Q4 02
                                                  ------------         ------------          ------------          ------------
REVENUE
 Finance charges                                  $     19,582         $     20,425          $     18,954          $     19,453
 Ancillary product income                                3,173                3,332                 3,300                 3,378
 Premiums earned                                         1,440                1,054                 1,001                 1,017
 Other income                                            2,457                2,560                 7,270                 2,335
                                                  ------------         ------------          ------------          ------------
  Total revenue                                         26,652               27,371                30,525                26,183
                                                  ------------         ------------          ------------          ------------

COSTS AND EXPENSES
 Salaries and wages                                      5,962                5,982                 5,878                 5,923
 General and administrative                              3,964                5,043                 4,464                 5,717
 Provision for credit losses                               513                  680                 5,555                 4,998
 Sales and marketing                                     1,512                1,577                 1,668                 1,765
 Interest                                                1,107                1,352                 1,656                 1,293
 Stock-based compensation expense                          390                  458                   426                   412
 Other expense                                             563                  570                   590                   138
                                                  ------------         ------------          ------------          ------------
  Total costs and expenses                              14,011               15,662                20,237                20,246
                                                  ------------         ------------          ------------          ------------

OPERATING INCOME                                        12,641               11,709                10,288                 5,937

 Foreign exchange gain (loss)                               17                   (5)                  (14)                   (4)
                                                  ------------         ------------          ------------          ------------
 Income before provision for income taxes               12,658               11,704                10,274                 5,933

 Provision for income taxes                              7,496                4,384                 3,801                 1,098
                                                  ------------         ------------          ------------          ------------

                                                  ------------         ------------          ------------          ------------
NET INCOME                                        $      5,162         $      7,320          $      6,473          $      4,835
                                                  ============         ============          ============          ============


Net income per common share:
 Basic                                            $       0.12         $       0.17          $       0.15          $       0.11
 Diluted                                          $       0.12         $       0.17          $       0.15          $       0.11
Weighted average shares outstanding:
 Basic                                              42,437,481           42,535,312            42,363,895            42,371,316
 Diluted                                            43,497,889           43,821,716            43,122,046            42,852,646


                                                     Q1 03            Q2 03            Q3 03            Q4 03            Q1 04
                                                  ------------     ------------     ------------     ------------     ------------
REVENUE
 Finance charges                                  $     20,759     $     23,195     $     23,135     $     24,505     $     28,083
 Ancillary product income                                4,848            4,189            4,363            5,062            2,867
 Premiums earned                                           755              757              734              740              544
 Other income                                            2,987            2,403            2,466            2,835            3,135
                                                  ------------     ------------     ------------     ------------     ------------
  Total revenue                                         29,349           30,544           30,698           33,142           34,629
                                                  ------------     ------------     ------------     ------------     ------------

COSTS AND EXPENSES
 Salaries and wages                                      7,290            7,199            6,741            7,591            7,952
 General and administrative                              4,517            4,352            3,940            3,955            4,855
 Provision for credit losses                             2,840            1,490            1,189            1,398           14,806
 Sales and marketing                                     1,838            1,818            1,884            1,948            2,543
 Interest                                                  946              958            1,865            2,561            2,360
 Stock-based compensation expense                          296            1,353              962              704              522
 Other expense                                              99              209              329              (91)              19
                                                  ------------     ------------     ------------     ------------     ------------
  Total costs and expenses                              17,826           17,379           16,910           18,066           33,057
                                                  ------------     ------------     ------------     ------------     ------------

OPERATING INCOME                                        11,523           13,165           13,788           15,076            1,572

 Foreign exchange gain (loss)                              (11)             (18)          (1,082)          (1,753)             166
                                                  ------------     ------------     ------------     ------------     ------------
 Income before provision for income taxes               11,512           13,147           12,706           13,323            1,738

 Provision for income taxes                              4,032            4,444            4,564            4,634              635
                                                  ------------     ------------     ------------     ------------     ------------

                                                  ------------     ------------     ------------     ------------     ------------
NET INCOME                                        $      7,480     $      8,703     $      8,142     $      8,689     $      1,103
                                                  ============     ============     ============     ============     ============

Net income per common share:
 Basic                                            $       0.18     $       0.21     $       0.19     $       0.21     $       0.03
 Diluted                                          $       0.18     $       0.20     $       0.19     $       0.20     $       0.03
Weighted average shares outstanding:
 Basic                                              42,328,841       42,321,170       42,315,027       42,040,063       39,791,700
 Diluted                                            42,407,981       42,868,265       43,959,924       43,958,520       42,159,338



NOTE: Certain amounts have been reclassified to conform to the 2004 presentation.